087847\013\7228574.v1 ACKNOWLEDGMENT AND AGREEMENT Dated: June 15, 2026. The undersigned, Air T, Inc., a Delaware corporation (together with its successors and assigns, the “Guarantor”), has (a) guaranteed the payment and performance of all obligations of its affiliates identified on Schedule A attached hereto (together with their respective successors and assigns, the “Existing Borrowers”), to ALERUS FINANCIAL, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, the “Lender”), pursuant to the terms of a Guaranty dated as of August 29, 2024 (the “Guaranty”) executed by the Guarantor in favor of the Lender, which obligations include, without limitation, all “Obligations” of the Borrowers to the Lender pursuant to that certain Credit Agreement dated as of August 29, 2024, as previously amended by that certain Amendment No. 1 Credit Agreement and Other Loan Documents dated as of January 21, 2025, by that certain Amendment No. 2 to Credit Agreement and Consent dated as of February 21, 2025, by that certain Amendment No. 3 to Credit Agreement dated as of March 31, 2025, by that certain Amendment No. 4 to Credit Agreement and Consent dated as of May 15, 2025, and by that certain Amendment No. 5 to Credit Agreement dated as of September 3, 2025 (as so amended, the “Original Agreement”); and (b) pursuant to that certain Amended and Restated Pledge Agreement dated as of November 24, 2025 (Pledge Agreement”), executed by the Guarantor in favor of the Lender, pledged to the Lender as collateral for the payment and performance of the Obligations, in all of the Guarantor’s right, title and interest in and to the “Account” maintained by Guarantor with the “Securities Intermediary” as such terms are defined in the Pledge Agreement. The Guarantor acknowledges that it has received a copy of the proposed Amendment No. 6 to Credit Agreement and Other Loan Documents dated to be effective on or about the date hereof (the “Amendment”) amending certain terms of the Original Agreement and providing for the making of Overline Loans during the Overline Commitment Period. The Guarantor (a) confirms that the Guaranty and the Pledge Agreement remain in full force and effect, (b) agrees and acknowledges that the Amendment shall not in any way impair or limit the rights of the Lender under the Guaranty or under the Pledge Agreement, and (c) hereby acknowledges and agrees that (i) pursuant to the Guaranty, the Guarantor guarantees the payment and performance of all Obligations under the Original Agreement, as amended by the Amendment, and (ii) pursuant to the Pledge Agreement the Guarantor continues to grant a security interest to the Lender in the “Account” and the “Pledged Securities” held in the Account to secure all Obligations under the Original Agreement, as amended by the Amendment. The Guarantor agrees that each reference to the “Credit Agreement”, the “Loan Agreement”, “therein”, “thereof”, “thereby” or words of similar effect referring to the Credit Agreement in any Loan Document to which the Guarantor is a party shall mean and be a reference to the Original Agreement, as amended by the Amendment. The Guarantor: (a) represents and warrants to the Lender that no events have taken place and no circumstances exist at the date hereof which would give the Guarantor any right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations guaranteed by the Guarantor or for the enforcement of the Guaranty; and (b) hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D TEMP DocuSign Documents

and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the Guarantor ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to any Borrower(s) or the Guarantor in connection with the Loan Documents and the transactions related thereto. Nothing in this Acknowledgment and Agreement requires the Lender to obtain the consent of the Guarantor to any future amendment, modification or waiver to the Original Agreement, as amended by the Amendment, or any other Loan Document to which the Guarantor is a party except as expressly required by the terms of the Loan Documents to which the Guarantor is a party. The delivery of a facsimile, pdf or other digital copy of an executed counterpart of this Acknowledgment and Agreement shall be deemed to be valid execution and delivery of this Acknowledgment and Agreement; provided, that the Guarantor agrees to promptly provide Lender with an original signed counterpart of this Acknowledgment and Agreement upon request by Lender. [SIGNATURE PAGE FOLLOWS] Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

[Guarantor Acknowledgment and Agreement Signature Page] The Guarantor has executed this Acknowledgment and Agreement to be effective as of the first date set forth above. Air T, Inc., a Delaware corporation By: Name: Mark Jundt Its: Secretary Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

[Guarantor Acknowledgment and Agreement Signature Page] SCHEDULE A Air’Zona Aircraft Services, Inc., an Arizona corporation CSA Air, Inc., a North Carolina corporation Global Ground Support, LLC, a North Carolina limited liability company Jet Yard, LLC, an Arizona limited liability company Jet Yard Solutions, LLC, an Arizona limited liability company Mountain Air Cargo, Inc., a North Carolina corporation Royal Aircraft Services, LLC, a Maryland limited liability company Worldwide Aircraft Services, Inc., a Kansas corporation Worthington Aviation, LLC, a North Carolina limited liability company Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D